UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): February 1, 2008
Builders FirstSource, Inc.

(Exact Name of Registrant as Specified in its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

0-51357	52-2084569

(Commission File Number)	(IRS Employer Identification No.)
2001 Bryan Street, Suite 1600, Dallas, Texas 75201

(Address of Principal Executive Offices, Including Zip Code)
(214) 880-3500

(Registrant’s Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers
     On February 1, 2008, the Board of Directors of Builders FirstSource, Inc. approved the following base salaries for fiscal 2008 for the executive officers listed below. Each of the named officers, other than Mr. Schenkel, is a party to an employment agreement with the Company.

Executive Officer	Title	Base Salary

Floyd Sherman	Chief Executive Officer	$600,000
Charles L. Horn	Sr. Vice President and Chief Financial Officer	$450,000
Morris E. Tolly	Sr. Vice President — Operations	$450,000
Donald F. McAleenan	Sr. Vice President and General Counsel	$390,000
Fred Schenkel	Vice President of Manufacturing	$250,000

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

BUILDERS FIRSTSOURCE, INC.
By:	/s/ Donald F. McAleenan
	Name:	Donald F. McAleenan
	Title:	Senior Vice President, General Counsel and Secretary

Dated: February 6, 2008